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                                                  FILED PURSUANT TO RULE 497(e)
                                                      1933 ACT FILE NO. 33-4806
                                                    1940 ACT FILE NO. 811-4636



                                 THE GALAXY FUND

                            GALAXY MONEY MARKET FUND
                            GALAXY U.S. TREASURY FUND
                             GALAXY TAX-EXEMPT FUND
                           GALAXY SHORT-TERM BOND FUND
                   GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
                          GALAXY HIGH QUALITY BOND FUND
                     GALAXY RHODE ISLAND MUNICIPAL BOND FUND
                          GALAXY ASSET ALLOCATION FUND
                          GALAXY GROWTH AND INCOME FUND
                        GALAXY INTERNATIONAL EQUITY FUND

                                   BKB SHARES




                      SUPPLEMENT DATED JUNE 29, 2000 TO THE
                       PROSPECTUS DATED FEBRUARY 28, 2000


         The following information is added to and supplements the information currently found on pages 48 and 49 of the Prospectus under "Galaxy Investor Programs":

CHECKWRITING - GALAXY MONEY MARKET FUND, GALAXY U.S. TREASURY FUND AND GALAXY TAX-EXEMPT FUND ONLY

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. An investor will receive the daily dividends declared on the BKB Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.